Exhibit 10.11

___, 2005

Shine Media Acquisition Corporation

Rockefeller Center

1230 Avenue of the Americas, 7th Floor

New York, NY 10020

Attn: Richard L. Chen

ThinkEquity Partners, LLC

600 Montgomery Street, 8th Floor

San Francisco, CA 94111

Attn:

Re:	Initial Public Offering

Gentlemen:

This letter is being delivered to you in accordance with the Underwriting Agreement (the “Underwriting Agreement”) between Shine Media Acquisition Corp., a Delaware corporation (the “Company”), and ThinkEquity Partners LLC, as Representative (the “Representative”) of the several underwriters named on Schedule I thereto (the “Underwriters”) relating to an underwritten initial public offering (the “IPO”) of the Company’s units, each comprised of one share of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), and one warrant, which is exercisable for one share of Common Stock. Capitalized terms used herein are defined in paragraph 11 hereof.

In order to induce the Underwriters to enter into the Underwriting Agreement and to proceed with the IPO, and in recognition of the benefit that such IPO will confer upon the undersigned as a stockholder of the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned hereby agrees with the Company as follows:

1. If the Company solicits approval of its stockholders of a Business Combination, the undersigned will vote all shares of the Company’s Common Stock owned by him or her in accordance with the majority of the votes cast by the holders of the IPO Shares.

2. In the event that the Company fails to consummate a Business Combination within 18 months from the effective date (“Effective Date”) of the registration statement relating to the IPO, or 24 months under the circumstances described in the prospectus relating to the IPO, the first to occur of such dates, the “Transaction Failure Date”, the undersigned will take all reasonable actions within his power to (i) cause the Trust Account to be liquidated and distributed to the holders of the IPO Shares as soon as practicable but in no event later than 60 (sixty) calendar days after the Transaction Failure Date and (ii) cause the Company to dissolve and liquidate as soon as practicable (the earliest date on which the condition in clauses (i) and (ii) are both satisfied being the “Liquidation Date”). In such event, the undersigned hereby waives any and all right, title, interest or claim of any kind in or to any

Shine Media Acquisition Corporation

ThinkEquity Partners, LLC

___, 2005

liquidating distributions by the Company and hereby waives any such right, title, interest or claim the undersigned may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the Trust Account for any reason whatsoever.

3. In order to minimize potential conflicts of interest which may arise from multiple affiliations, the undersigned agrees to present to the Company for its consideration, prior to presentation to any other person or entity, those opportunities to acquire an operating business the undersigned reasonably believes are suitable for the Company, until the earlier of the consummation by the Company of a Business Combination, the liquidation of the Company or until such time as the undersigned ceases to be an officer or director or advisor of the Company, subject to any fiduciary obligations the undersigned might have arising from a fiduciary relationship established prior to the establishment of a fiduciary relationship with us.

4. The undersigned acknowledges and agrees that the Company will not consummate any Business Combination which involves a company which is affiliated with any of the Insiders unless the Company obtains an opinion from an independent investment banking firm reasonably acceptable to ThinkEquity that the business combination is fair to the Company’s stockholders from a financial perspective.

5. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive and will not accept any finder’s fee or any other compensation for services rendered to the Company prior to or in connection with the consummation of the Business Combination; provided that commencing on the effective date of the IPO, Enjoy Media (Hong Kong) Limited, an affiliate of the Company’s chairman and chief executive officer (“Related Party”), shall be allowed to charge the Company $10,000 per month to compensate it for the Company’s use of the Related Party’s office space and certain technology and administrative and secretarial services. The undersigned shall also be entitled to reimbursement from the Company for his or her out-of-pocket expenses incurred in connection with seeking and consummating a Business Combination.

6. Neither the undersigned, any member of the family of the undersigned, nor any Affiliate of the undersigned will be entitled to receive or accept a finder’s fee or any other compensation in the event the undersigned, any member of the family of the undersigned or any Affiliate of the undersigned originates a Business Combination.

7. The undersigned agrees to be an advisor of the Company until the earlier of the consummation by the Company of a Business Combination or the liquidation of the Company. The undersigned’s biographical information furnished to the Company and ThinkEquity and attached hereto as Exhibit A is true and accurate in all respects, does not omit any material information with respect to the undersigned’s background and contains all of the information required to be disclosed pursuant to Section 401 of Regulation S-K, promulgated under the Securities Act of 1933, as amended. The undersigned’s Questionnaire furnished to the

Shine Media Acquisition Corporation

ThinkEquity Partners, LLC

___, 2005

Company and ThinkEquity and annexed as Exhibit B hereto is true and accurate in all respects. The undersigned represents and warrants that:

(a) he or she is not subject to or a respondent in any legal action for, any injunction, cease-and-desist order or order or stipulation to desist or refrain from any act or practice relating to the offering of securities in any jurisdiction;

(b) he or she has never been convicted of or pleaded guilty to any crime (i) involving any fraud or (ii) relating to any financial transaction or handling of funds of another person, or (iii) pertaining to any dealings in any securities and he is not currently a defendant in any such criminal proceeding; and

(c) he or she has never been suspended or expelled from membership in any securities or commodities exchange or association or had a securities or commodities license or registration denied, suspended or revoked.

8. The undersigned has full right and power, without violating any agreement by which he or she is bound (including, without limitation, any non-competition or non-solicitation agreement with any employer or former employer), to enter into this letter agreement and to serve as an advisor of the Company.

9. The undersigned authorizes any employer, financial institution, or consumer credit reporting agency to release to ThinkEquity and its legal representatives or agents (including any investigative search firm retained by ThinkEquity) any information they may have about the undersigned’s background and finances (“Information”), solely for the purposes of the Company’s IPO. Neither ThinkEquity, nor its agents, shall be violating the undersigned’s right of privacy in any manner in requesting and obtaining the Information and the undersigned hereby releases them from liability for any damage whatsoever in that connection.

10. As used herein, (i) a “Business Combination” shall mean an acquisition by merger, capital stock exchange, asset or stock acquisition, reorganization or otherwise, of one or more operating businesses in the media and advertising industry in China selected by the Company; (ii) “Insiders” shall mean all officers, directors, advisors and stockholders of the Company immediately prior to the IPO; and (iii) “IPO Shares” shall mean the shares of Common Stock issued in the Company’s IPO.

11. This letter agreement shall be binding on the undersigned and its respective successors and assigns.

12. This letter agreement shall be governed by and interpreted and construed in accordance with the laws of the State of New York applicable to contracts formed and to be performed entirely within the State of New York, without regard to the conflicts of law provisions thereof to the extent such principles or rules would require or permit the application of the laws of another jurisdiction.

13. The undersigned hereby agrees that any action, proceeding or claim against it arising out of or relating in any way to this letter agreement shall be brought and enforced in the courts of the State of New York or the United States District Court for the Southern District of New York (each, a “New York Court”), and irrevocably submits to such jurisdiction, which jurisdiction shall be exclusive. The undersigned hereby waives any objection to such exclusive jurisdiction and that such courts represent an inconvenient forum. The undersigned has appointed                          as its authorized agent (the “Authorized Agent”) upon whom process may be served in any such action arising out of or based on this letter agreement or the transactions contemplated hereby which may be instituted in any New York Court. Such appointment shall be irrevocable. The undersigned represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company shall be deemed, in every respect, effective service of process upon the undersigned.

14. No term or provision of this letter agreement may be amended, changed, waived, altered or modified except by written instrument executed and delivered by the party against whom such amendment, change, waiver, alteration or modification is to be enforced.

___________________________________

Dashen Wu

Shine Media Acquisition Corporation

ThinkEquity Partners, LLC

___, 2005

EXHIBIT A

[Insider’s biographical information]

Shine Media Acquisition Corporation

ThinkEquity Partners, LLC

___, 2005

EXHIBIT B

[Insider’s Questionnaire]

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